UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 6, 2010

Rosetta Stone Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	043837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1919 North Lynn St., 7th Fl., Arlington, Virginia 22209

(Address of principal executive offices, including zip code)

800-788-0822

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 6, 2010, Rosetta Stone Inc. announced its financial results for the fiscal first quarter ended March 31, 2010, broadcast live by webcast.  The conference call script is attached as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 of this Current Report on Form 8-K.  The script is also posted on www.rosettastone.com.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                           Script for Rosetta Stone Inc. first quarter earnings call held on May 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2010

	By:	/s/ Michael C. Wu
		Name:	Michael C. Wu
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Script for Rosetta Stone Inc. first quarter earnings call held on May 6, 2010.